EXHIBIT 10.9

                                              CONFIDENTIAL TREATMENT

                                    GENOMETRIX INCORPORATED HAS REQUESTED THAT
                                    THE MARKED PORTIONS OF THIS DOCUMENT BE
                                    ACCORDED CONFIDENTIAL TREATMENT PURSUANT TO
                                    RULE 406 UNDER THE SECURITIES ACT OF 1933,
                                    AS AMENDED.

                             GENOMETRIX INCORPORATED

                           GENOMIC SERVICES AGREEMENT

         THIS AGREEMENT, dated as of March 3, 2000, (the "Effective Date") is entered into by GENOMETRIX INCORPORATED, a DELAWARE corporation with its principal place of business at 2700 Research Forest Drive, The Woodlands, TX, 77381 ("Genometrix") and PROCTER & GAMBLE PHARMACEUTICALS, INC., an Ohio corporation with its principal place of business at 8700 Mason-Montgomery Road, Mason, OH 45040 ("Customer").

1.       DEFINITIONS.

         1.1 "CUSTOMER AFFILIATE" means any individual or entity directly or indirectly under the control of Customer. For purposes of this Section 1.21, "control" means (i) the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting securities of an entity, or (ii) the right to receive fifty percent (50%) or more of the profits or earnings of an entity, or
(iii) such other relationship as in fact results in actual control over the management, business and affairs of an entity, shall be deemed to constitute control.

         1.2 "CUSTOMER ARRAY FABRICATION REAGENTS" shall mean any synthetic polynucleotide DNA reagents that are provided by Customer to Genometrix for use in the preparation of a Custom VistaArray(TM) for either expression or polymorphism analysis in a manner that is consistent with specifications determined by Genometrix.

         1.3 "CUSTOMER EXPRESSION REAGENTS" shall mean any reagents that are provided by Customer to Genometrix for use in the preparation of VistaArray(TM) Targets by Genometrix. Customer Expression Reagents include tissue samples, total RNA, and mRNA.

         1.4 "CUSTOMER GENOTYPING REAGENTS" shall mean any reagents that are provided by Customer to Genometrix for the preparation of VistaArray(TM) Targets by Genometrix. Customer Genotyping Reagents include tissue samples, blood samples, and DNA.

         1.5 "CUSTOM VISTAARRAY(TM)" means a VistaArray(TM) fabricated using genes and reagents specified by Customer and provided by Customer, or both Customer and Genometrix.

         1.6 "EXPRESSARRAY(TM)" means a VistaArray(TM) designed to enable analysis of gene expression from a sample of either mRNA or DNA that has been labeled appropriately.

         1.7 "GENOMETRIX ARRAY FABRICATION REAGENTS" shall mean any synthetic polynucleotide DNA reagents of Genometrix that are used in the preparation of VistaArrays(TM).

         1.8 "GENOVISTA(TM) SOFTWARE" means the Genometrix software programs useful for (a) managing the fabrication of VistaArrays(TM), (b) using the VistaArrays(TM), and (c) analyzing image data and/or electronically storing, manipulating, visualizing or analyzing VistaArray(TM) Expression Data and/or VistaArray(TM) Genotype Data.

         1.9 "MORPHARRAY(TM)" means a VistaArray(TM) designed to enable analysis of polymorphisms or other variations from a sample of DNA that has been labeled appropriately.

         1.10 "STANDARD VISTAARRAY(TM)" means a VistaArray(TM) fabricated using genes and reagents specified and provided solely by Genometrix.

         1.11 "TARGET PREPARATION SERVICES" means preparation by Genometrix of VistaArray(TM)


                                     1.

Targets using Genometrix specified procedures and/or VistaArray(TM) Technology.

         1.12 "THIRD PARTY" means any entity that is not a party to this Agreement and is not an Affiliate of a party to this Agreement.

         1.13 "VISTAARRAY(TM)" means a microarray having a plurality of site-specific elements placed on a proprietary substrate in a specified format. VistaArray(TM) shall include both Custom VistaArrays(TM) and Standard VistaArrays(TM).

         1.14 "VISTAARRAY(TM) FABRICATION SERVICES" means fabrication by Genometrix of Custom VistaArrays(TM).

         1.15 "VISTAARRAY(TM) ELEMENT" means a single sample of synthetic nucleic acid DNA placed at a designated location on a VistaArray(TM).

         1.16 "VISTAARRAY(TM) EXPRESSION DATA" means data generated that indicates the expression of the genes represented by the VistaArray(TM) Elements on an ExpressArray Array.

         1.17 "VISTAARRAY(TM) EXPRESSION SERVICES" means the processing of samples, and application of processed samples to VistaArrays(TM), and the analysis of the VistaArrays(TM) for the purposes of assessing the expression levels of genes represented on the VistaArrays(TM).

         1.18 "VISTAARRAY(TM) GENOTYPE DATA" means data generated that indicates the DNA makeup of a particular site or sites on genes represented by the VistaArray(TM) Elements on a MorphArray(TM) Array.

         1.19 "VISTAARRAY(TM) GENOTYPING SERVICES" means the processing of samples, and application of processed samples to VistaArrays(TM), and analysis of the VistaArrays(TM) for the purposes of assessing specific nucleotide information at specific locations within genes represented on the VistaArrays(TM).

         1.20 "VISTAARRAY(TM) PLATE" means a plate or surface containing a plurality of VistaArrays(TM). The plate has a proprietary surface in a format specified by Genometrix. Multiple identical or different VistaArrays(TM) may be contained within a single plate.

         1.21 "VISTAARRAY(TM) SERVICES" means one or more of the following:
VistaArray(TM) Fabrication Services, VistaArray(TM) Expression Services, VistaArray(TM) Genotyping Services and/or related services for sample preparation, processing, imaging, and analysis.

         1.22 "VISTAARRAY(TM) TARGETS" means appropriately labeled DNA or cDNA materials for hybridization with a VistaArray(TM). VistaArray(TM) Targets may be made by Customer or by Genometrix using specified procedures.

         1.23 "VISTAARRAY(TM) TECHNOLOGY" means all technology, including but not limited to, all inventions, processes, procedures, protocols, know-how, algorithms, biological materials, chemical materials, software, hardware, and information that is owned or controlled by Genometrix and which is: (a) utilized to perform the VistaArray(TM) Services, or (b) utilized to develop, make, have made, use, sell or import VistaArrays(TM), or (c) utilized to develop, make, have made, use, sell or import the GenoVista Software and/or is incorporated in or is a component of the GenoVista Software. VistaArray(TM) Technology includes, without limitation, the Genometrix Array Fabrication Reagents, VistaArrays(TM) and the GenoVista Software.

         1.24 VISTAARRAY DATA" means collectively VistaArray Expression Data and VistaArray Genotype Data.

2.       PROJECT INITIATION AND PAYMENT.

         2.1 The Pricing and Deliverables Form attached as Exhibit A details the specific VistaArray(TM) Services and GenoVista(TM) Software that Customer may obtain, purchase or license, as the case may be, under this Agreement.

         2.2 Customer may order the VistaArray(TM) Services included in Exhibit A by submitting to Genometrix a VistaArray fabrication request and completing a wire transfer for the appropriate amount to an account specified by Genometrix. Any purchase order submitted to Genometrix shall be governed exclusively by the terms and conditions of this Agreement.


                                       2.

                                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                    COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

3.       PERFORMANCE OF VISTAARRAY(TM) SERVICES.

         3.1 Customer shall prepare, at Customer's expense, the relevant Customer Array Fabrication Reagents, Customer Expression Reagents, Customer Genotyping Reagents, or VistaArray(TM) Targets using specified protocols and quality control procedures provided by Genometrix. Customer shall provide such reagents to Genometrix according to a mutually determined schedule as set forth on Exhibit A, to allow Genometrix sufficient time to perform the VistaArray(TM) Services identified on Exhibit A and to be provided under this Agreement. Any such protocols or quality control procedures provided to Customer by Genometrix pursuant to this Agreement shall be the Confidential Information of Genometrix, and shall be treated in accordance with the provisions of Section 8.

         3.2 Genometrix shall provide training for Customer's personnel to enable efficient utilization of VistaArray(TM) Expression Data or VistaArray(TM) Genotype Data, for the number of days set forth on Exhibit A.

         3.3 Upon the reasonable request of Customer, Genometrix will provide Customer with periodic written reports of the status of the performance of the VistaArray(TM) Services to be provided by Genometrix under this Agreement. Customer and Genometrix researchers will jointly determine the format of the report.

         3.4 Genometrix will provide a technical liaison to work directly with the main contact designated by Customer.

         3.5   VISTAARRAY(TM) FABRICATION SERVICES.

         3.5.1 Customer shall provide a sufficient quantity of Customer Array Fabrication Reagents to fabricate the desired number of Custom VistaArrays(TM). With respect to Genometrix Array Fabrication Reagents, Genometrix will provide sufficient quantities of Genometrix Array Fabrication Reagents for fabrication of the desired Custom VistaArrays(TM).

         3.5.2 Customer Array Fabrication Reagents shall be provided in 96-well plates. ******* ************, ** *********, ** ******** ** **** ** ***********
*********** ******** and will be performed by Genometrix.

         3.5.3 For each Custom VistaArray(TM) fabricated by Genometrix for Customer pursuant to this Agreement, Genometrix may, at its discretion and at Genometrix's sole expense, add VistaArray(TM) Elements made using the Genometrix Array Fabrication Reagents that may serve as quality control, comparative analysis, and sensitivity calibration standards.

         3.5.4 The number of Custom VistaArrays(TM) ordered in any single batch shall be no less than ***.

         3.5.5 In order to ensure appropriate yield, Genometrix may, at its own expense, fabricate more Custom VistaArrays(TM) than the amount ordered by Customer. However, except as provided in section 3.5.4, Customer shall only be billed for the number of VistaArrays(TM) actually ordered by Customer. ***
****** ************* ***** ** ********* ** ********** ******* *** **** *****
********** *** ********* *** ********** ************ *********** *********
********* ** ********.

         3.5.6 Customer Array Fabrication Reagents will be stored in secure Genometrix facilities until Genometrix performs the VistaArray(TM) Fabrication Services. All VistaArray(TM) Fabrication Services will be performed at Genometrix laboratories. All Customer Array Fabrication Reagents in Genometrix's possession will be returned to Customer at Customer's request and expense within 30 days of Customer's written request.

         3.5.7 Customer shall provide Genometrix with a quarterly forecast of Customer's demand for Custom VistaArrays(TM) and all VistaArray(TM) Services for the immediately following calendar quarter. Such forecasts will represent a reasonable estimate of Customer's requirements for Custom VistaArrays(TM), and shall be provided to Genometrix at least thirty (30) days in advance of the quarter in which the VistaArray(TM) Fabrication Services will be provided.



                                       3.

                                 CONFIDENTIAL MATERIAL OMITTED AND
                                 FILED SEPARATELY WITH THE SECURITIES
                                 AND EXCHANGE COMMISSION. ASTERISKS
                                 DENOTE SUCH OMISSIONS.

         3.5.8 The standard time required for the fabrication of a standard order of Custom VistaArrays(TM) (defined to be between *** and ****** arrays) is ********** **** business days following receipt of Customer Array Fabrication Reagents in sufficient amounts and meeting Genometrix quality standards. It is expected that provision of the VistaArray(TM) Fabrication Services, will, in most instances be completed within the above-noted standard time periods. However, if Genometrix reasonably determines that Customer's forecast requirements cannot be handled on such standard schedule, Genometrix shall, within one (1) month of receipt of the Customer's forecast, provide Customer with notice of any non-standard delivery schedule; provided, however, that any non-standard delivery schedule is subject to the mutual agreement of Customer and Genometrix.

         3.5.9 In the case of the provision of VistaArray(TM) Fabrication Services for greater than ****** Custom VistaArrays(TM), Customer shall notify Genometrix at least ten (10) business days in advance of the standard request schedule set forth in Section 3.5.8 above. Where such advance notification has not been provided, or where the quarterly forecast has not been provided, or where Customer's demand exceeds Customer's quarterly forecast by ***** ******* ***** ** ****, Genometrix will make reasonable efforts to provide the VistaArray(TM) Fabrication Services in a timely manner.

         3.6   VISTAARRAY(TM) TARGET PREPARATION SERVICES.

         3.6.1 Customer must provide, at its own expense, a sufficient quantity of Customer Expression Reagents or Customer Genotyping Reagents to react with the number of VistaArrays(TM) that have been ordered by Customer. Genometrix shall provide Target Preparation Services to make sufficient VistaArray(TM) Targets from Customer Expression Reagents or Customer Genotyping Reagents.

         3.6.2 VistaArray(TM) Targets and/or Customer Expression Reagents and/or Customer Genotyping Reagents will be stored in Genometrix facilities until Genometrix performs the VistaArray(TM) Services. All such VistaArray(TM) Targets or Customer Expression Reagents or Customer Genotyping Reagents in Genometrix's possession **** ****** ** *** ********* ****** *** **** ***** ********** ***
********* *** ************ ******** * ** **** ******** ** ******** ** **********
******* *** ******* ****** ****** **** **** ** *********** ******* *******.

         3.7   All consumed VistaArrays(TM) in Genometrix's ********** **** **
********* ****** *** **** ***** ********** *** ********* *** ************
********.

4.       REPORTING AND OWNERSHIP OF VISTAARRAY(TM) DATA.

         4.1 If Genometrix is performing VistaArray(TM) Expression Services or VistaArray(TM) Genotyping Services, the standard time required for Genometrix to report VistaArray(TM) Expression Data or VistaArray(TM) Genotype Data to Customer, as the case may be, is ******* **** business days following receipt from Customer or manufacture by Genometrix of sufficient VistaArray(TM) Targets meeting Genometrix's quality standards.

         4.2 If Genometrix is performing VistaArray(TM) Fabrication Services as well as VistaArray(TM) Expression Services or VistaArray(TM) Genotyping Services, the standard time required for Genometrix to report VistaArray(TM) Expression Data or VistaArray(TM) Genotyping Data is ******* **** business days after the later of: (a) the end of the ****** fabrication period referred to in
Section 3.5.8, or (b) the receipt from Customer or manufacture by Genometrix of sufficient VistaArray(TM) Elements meeting Genometrix quality standards.

         4.3 Genometrix will provide Customer with VistaArray(TM) Expression Data or VistaArray(TM) Genotype Data through an Internet-based virtual private network or other mutually agreeable format as detailed in Exhibit A.

         4.4 Customer shall own all VistaArray(TM) Expression Data generated by Genometrix on its behalf pursuant to this Agreement; provided, that, Customer and its Affiliates shall use



                                       4.

                                 CONFIDENTIAL MATERIAL OMITTED AND
                                 FILED SEPARATELY WITH THE SECURITIES
                                 AND EXCHANGE COMMISSION. ASTERISKS
                                 DENOTE SUCH OMISSIONS.

the VistaArray(TM) Data solely for their respective internal research and development purposes.

         4.5 *********** ***** *** *** *** ************ **** ***** ** ********
*** *** ******* ***** **** *** *********** ** *** *********** ***** ****
********** * *** ***** *** ********* ** ******** ********** ************ **** **
*** ***** ***** ****** ************ ********** ** ** ** ** ********. The
foregoing notwithstanding, in no event shall Genometrix be prevented from providing any VistaArray(TM) Services, or making, selling and/or providing any VistaArrays(TM), or any other services or products provided, incorporating or based on the use of the VistaArray(TM) Technology or the GenoVista Software.

5.       LICENSE AND DELIVERY OF GENOVISTA(TM) SOFTWARE

         Access to the GenoVista Software, or any components thereof, is hereby granted according to the following terms:

         5.1 The GenoVista Software and display screens are protected by copyright, patent, trade secret and other intellectual property laws. Genometrix hereby grants to Customer and its Affiliates a non-exclusive, non-transferable license to use the GenoVista Software solely for the following permitted purposes at the facilities of Customer or its Affiliates: (a) to send requests for VistaArray(TM) Services (and related information) to Genometrix; (b) to receive VistaArray(TM) Expression Data and/or VistaArray(TM) Genotype Data, as applicable and in accordance with this Agreement; and (c) to facilitate Customer's analysis of the VistaArray(TM) Expression Data and/or VistaArray(TM) Genotype Data. Customer shall not copy such software or display screens, nor shall Customer reverse engineer, decompile or disassemble the GenoVista Software or display screens or any component thereof. The GenoVista Software embodies trade secrets of Genometrix that are considered the Confidential Information of Genometrix and are subject to the confidentiality provisions of Section 8 hereof.

         5.2 Any access to or use of the GenoVista Software for purposes in addition to the purposes set forth in this Agreement, or any access to databases or other software of Genometrix in addition to the GenoVista Software, whether during the Term of this Agreement or thereafter, shall be provided only pursuant to a separate written agreement between Genometrix and Customer.

         5.3 Genometrix reserves the right to provide periodic updates and patches to the GenoVista Software directly or through an internet connection.

         5.4 Any inventions, discoveries, ideas, conceptions, technical data, programs, algorithms, whether patentable or not, relating to the GenoVista Software, an improvement thereof or the use thereof, created, discovered, identified or reduced to practice, in whole or in part, by Customer or its Affiliates during the Term (as defined in Section 10.1) (hereinafter "Software Technology"), shall be promptly disclosed to Genometrix, and Customer shall promptly assign to Genometrix its entire right, title and interest in and to such Software Technology. At any time during or after the Term of this Agreement, Customer agrees that it will fully cooperate with Genometrix, its attorneys and agents, in the preparation and filing of all papers and other documents as may be required to perfect Genometrix's rights in and to any of such Software Technology, including, but not limited to, joining in any proceeding to obtain letters patent, copyrights, trademarks or other legal rights of the United States and of any and all other countries on such Software Technology; provided, that, Genometrix will bear the expense of such proceedings.

6.       PAYMENTS.

         6.1 Customer will pay Genometrix according to the terms set forth in Exhibit A. The initial payment shall be due upon completion by Genometrix of the array design and validation activities identified in Exhibit A.

         6.2 All other amounts payable under this Agreement will be invoiced to Customer and will be due within thirty (30) days after the date of Customers receipt of the invoice.


                                       5.

         6.3 Custom VistaArrays(TM) will be invoiced to Customer once they are fabricated, pass Genometrix quality control procedures, and are stored in Genometrix facilities prior to performing the applicable VistaArray(TM) Service

         6.4 Standard VistaArrays(TM) will be invoiced to Customer once they are stored in Genometrix facilities at Customer's request prior to performing VistaArray(TM) Services.

         6.5 All transportation and insurance costs shall be paid by Customer and will be set forth separately on the invoice submitted to Customer.

         6.6 All fees payable under this Section 6 shall exclude any applicable sales, use or other taxes, import or export fees, and other charges imposed on the delivery, license or use of the VistaArray(TM) Genotype Data, the VistaArray(TM) Expression Data or the GenoVista Software or any other VistaArray(TM) TechnolOgy by Customer. All such amounts (and any related interest or penalties) will be paid by Customer to the appropriate governmental authority or, if Genometrix is required under law to collect and pay any such taxes or fees, such amounts will be invoiced to Customer. Customer will provide to Genometrix a sales tax exemption certificate and Customer agrees that it is responsible for paying any sales taxes assessed by the State of Ohio on all services provided by Genometrix. Customer will self assess these taxes and pay the State of Ohio directly and will not be billed for these taxes by Genometrix.

7.       INTELLECTUAL PROPERTY RIGHTS.

         7.1 Except as expressly provided in Section 4.4, Section 5, and Section 9 of this Agreement, nothing in this Agreement shall be construed as conferring on Customer any rights to the VistaArray(TM) Technology, the GenoVista Software, the VistaArray(TM) Expression Data or the VistaArray(TM) Genotype Data, or conferring on either party a license or option to license any information, discoveries, inventions, or intellectual property rights owned or controlled by the other party.

         7.2 Except as provided in Sections 5.4 and 7.3, nothing herein shall be construed as conferring on Genometrix any license or other rights to any Customer Array Fabrication Reagents, Customer Genotyping Reagents, Customer Expression Reagents or under any of Customer's patent applications or patents relating thereto, all of which shall remain the sole property of Customer.

         7.3 Except as provided in Section 5 with respect to the GenoVista Software, and except as otherwise provided in Section 7.4 below, any invention, development or discovery, whether or not patentable, made during Term of this Agreement or through use of the VistaArray(TM) Technology (hereinafter "New Technology") shall be owned according to inventorship of the relevant patents or patent applications, and inventorship shall be determined under the patent laws of the United States. New Technology invented solely by employees or others acting on behalf of Customer shall be owned by Customer. New Technology invented solely by employees or others acting on behalf of Genometrix shall be owned by Genometrix, and inventions invented solely by employees or others acting on behalf of Customer together with employees or others acting on behalf of Genometrix shall be owned jointly by Genometrix and Customer. Except as provided in Section 7.4 below, Genometrix shall have, and Customer hereby grants to Genometrix, a non-exclusive, world-wide, sublicensable, fully-paid irrevocable license under its interest in any New Technology which is an improvement to the VistaArray(TM) Technology.

         7.4 The provisions of Section 7.3 notwithstanding, the parties acknowledge and agree that Genometrix's performance of VistaArray(TM) Services for Customer hereunder shall not be construed as constituting inventorship with respect to any inventions or discoveries made by or on behalf of Customer through the use of the VistaArray(TM) Expression Data or the VistaArray(TM) Genotype Data developed by Genometrix through the use of Customer Expression Reagents or Customer Array Fabrication Reagents.

8.       CONFIDENTIALITY.

         8.1 It is contemplated that each party will disclose certain of its confidential and proprietary information to the other party pursuant to the conduct of activities under this Agreement. As used in this Agreement, the term "Confidential Information" means any technical, scientific or business information furnished by one party (the "Disclosing Party") to the other party (the "Receiving Party") in connection with this Agreement, regardless of whether such information is specifically designated as confidential and regardless of whether


                                       6.

such information is in written, oral, electronic, or other form. Such Confidential Information may include, without limitation, trade secrets, know-how, inventions, technical data, operational protocols, sample processing protocols, data analysis algorithms, research results or specifications, testing methods, clinical trial data, information regarding proprietary compounds or agents, business or financial information, research and development activities, product and marketing plans, and customer and supplier information.

         8.2 During the Term of this Agreement and thereafter, Genometrix will hold in strict confidence and shall not disclose or use for any purpose not permitted by this Agreement any Confidential Information received from Customer or any Custom VistaArray(TM) or VistaArray(TM) Expression Data or VistaArray(TM) Genotype Data generated by Genometrix on behalf of Customer pursuant to this Agreement.

         8.3 During the term of this Agreement and thereafter, Customer will hold in strict confidence and shall not disclose or use for any purpose not permitted by this Agreement any Confidential Information received from Genometrix pursuant to this Agreement (hereinafter "Genometrix Confidential Information"). Genometrix Confidential Information includes, without limitation the VistaArray(TM) Technology and the GenoVista Software and any information related thereto, and any protocols, procedures, specifications or quality standards provided by Genometrix to Customer.

         8.4 The obligations of confidentiality and non-use set forth in Sections 8.2 and 8.3 above shall not apply to information which the Receiving Party can demonstrate by written records: (a) was in the public domain at the time of its receipt by the Receiving Party; (b) entered the public domain after receipt thereof by the Receiving Party other than through a breach of this Agreement by the Receiving Party, (c) was known to the Receiving Party at the time of receipt from the Disclosing Party; or (d) is subsequently developed by the Receiving Party independently and without breach of any obligation of confidentiality or non-use under this Agreement; or (e) is disclosed to the Receiving Party on a non-confidential basis by a third party having the right to make such disclosure without breach of any confidentiality obligation; or (f) is legally required to be disclosed by the Receiving Party; provided, that, (i) prior written notice is given to the Disclosing Party in sufficient time to enable it to seek a protective order with respect to such information; and (ii) the Receiving Party shall only disclose that information that it is advised by its legal counsel it is legally obligated to disclose, regardless of whether the Disclosing Party seeks a protective order.

         8.5 The provisions of this Section 8 shall survive the expiration or termination of this Agreement.

9. PUBLICATIONS AND DISCLOSURES. Customer retains all publication rights to VistaArray(TM) Data provided to or generated by Customer pursuant to this Agreement; provided, that, Customer shall not publish or otherwise disclose the confidential or proprietary information of Genometrix or the VistaArray(TM) Technology without obtaining the prior written consent of Genometrix. Customer shall acknowledge the contribution of Genometrix in any such publication or other disclosure. Customer shall provide Genometrix with a copy of any such disclosure at least thirty (30) days prior to such disclosure by Customer. During such thirty (30) day period, Genometrix shall have the right to review the publication to confirm that it does not contain any Confidential Information of Genometrix, and if Genometrix notifies Customer within such thirty (30) day period that the proposed disclosure does contain the Confidential Information of Genometrix, then Customer shall not publish or otherwise disclose the disclosure until such Confidential Information of Genometrix has been removed therefrom. Genometrix shall have the right to disclose publicly that it is performing VistaArray(TM) Services for Customer. Genometrix will provide a copy of the public announcement prior to release for review by Customer.

10.      TERM; TERMINATION.

         10.1 The term of this Agreement shall commence upon the Effective Date and expire at the end of the Access Term as defined in Exhibit A, unless earlier terminated according to the provisions of this Section 10 (hereinafter the "Term").



                                       7.

                                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                    COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


         10.2 ******** *** ********* **** ********* *** ******** ****** **
********** * ********* ***** ******* ****** * * ** ********** ***** ** **** ****
****** ****** ** **** ***** ************ ******* ** ******* ****** ******* ****
********.

         10.3 Genometrix may terminate this Agreement if Genometrix fails to receive any payment when due from Customer. Such termination shall be effective thirty (30) business days after notice to Customer by Genometrix that such payment has not been received, unless Customer has made such payment within such 30-day notice period. Upon any such termination, Genometrix will be entitled to retain any fees paid by Customer prior to the termination date for services already performed and for custom products that have already been fabricated.

         10.4 Either party may, in addition to any other remedies available to it in law or in equity, terminate this Agreement with no prior notice if the other party shall have become insolvent or bankrupt, or shall have made an assignment for the benefit of creditors, or there shall have been appointed a trustee or receiver of the other party for all or a substantial part of its property, or any case or proceeding shall have been commenced or other action taken by or against the other party in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect.

         10.5 RETURN OF CONFIDENTIAL INFORMATION, TECHNOLOGY AND SOFTWARE. Upon the expiration or termination of this Agreement, the Receiving Party shall return to the Disclosing Party all of its Confidential Information, and, in particular, any VistaArray(TM) Technology or GenoVista Software in the possession of Customer shall be returned to Genometrix within 60 days, and Customer shall have no continued rights of use or access to the GenoVista Software, the VistaArray(TM) Software, the VistaArray(TM) Technology or any other Confidential Information of Genometrix.

         10.6 SURVIVAL OF CERTAIN PROVISIONS. Any termination of this Agreement shall be without prejudice to the rights of any party then accruing or otherwise accruing under this Agreement. The provisions of Sections 5.4,7, 8, 9, 10.5, 10.6, 11 and 12 shall survive the expiration or termination of this Agreement.

11.      WARRANTY AND DISCLAIMER; LIMITATION OF LIABILITY.

         11.1 WARRANTY AND DISCLAIMER. Except as expressly set forth in this Agreement, Genometrix makes no other warranties, express or implied, regarding the VistaArray(TM) Services, the GenoVista Software, the Vista Array Technology or any data or other products, services or documents provided to Customer under this Agreement and specifically disclaims all express or implied warranties of merchantability, fitness for a particular purpose, and non-infringement of third-party rights. Genometrix makes no warranties of any kind hereunder regarding the VistaArray(TM) Expression Data or the VistaArray(TM) Genotype Data. No information or advice concerning the VistaArray(TM) Services or the VistaArray(TM) Expression Data or the VistaArray(TM) Genotype Data given by Genometrix's employees or agents, whether oral or written, will be construed as a warranty or will expand the scope of the limited warranty stated above, and Customer is not entitled to rely on any such information or advice.

         11.2 LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, EXEMPLARY, SPECIAL OR INCIDENTAL DAMAGES, INCLUDING ANY LOST DATA AND LOST PROFITS, ARISING FROM OR RELATING TO THIS AGREEMENT OR THE PROVISION OF ANY DATA OR SERVICES HEREUNDER, OR THE USE OF THE GENOVISTA SOFTWARE. GENOMETRIX WILL HAVE NO LIABILITY HEREUNDER WITH RESPECT TO ANY DATA, THIRD-PARTY SOFTWARE, OR EQUIPMENT USED BY CUSTOMER.



                                       8.

         11.3 Customer shall indemnify, defend and hold harmless Genometrix from any and all damages, costs or expenses arising out of the use of any products, services, data or information provided to Customer under this Agreement, except to the extent caused by the negligence, recklessness or intentional misconduct of Genometrix.

         11.4 Genometrix shall indemnify, defend and hold harmless Customer from any and all damages, costs or expenses arising out of any third party claim of patent infringement relating to the VistaArray(TM) Technology used in the performance of this Agreement or arising from the performance of VistaArray(TM) Services by Genometrix hereunder, except to the extent caused by the negligence, recklessness or intentional misconduct of Customer.

12.      GENERAL TERMS.

         12.1 Customer shall comply with all applicable export and import control laws and regulations with regard to the GenoVista Software, the VistaArray(TM) Expression Data and the VistaArray(TM) Genotype Data, and, in particular, Customer will not export or re-export such software or data without all required United States and foreign government licenses. Customer agrees to indemnify and hold Genometrix harmless from and against any violation of such laws or regulations by Customer or any of its agents, officers, directors, or employees.

         12.2 Customer will permit an agent appointed by Genometrix and acceptable to Customer to review Customer's relevant records and inspect Customer's facilities to ensure compliance with this Agreement; provided, that, such agent has entered into a suitable confidentiality agreement with Customer. Genometrix will give Customer at least forty-five (45) days advance notice of any such inspection and will conduct the same during normal business hours in a manner that does not unreasonably interfere with Customer's normal operations. Genometrix's agent shall only report to Genometrix the results of such inspection (i.e., whether or not Customer is in compliance with its obligations under this Agreement), and shall not disclose to Genometrix any of Customer's confidential or proprietary information provided to it or to which it may have access during the conduct of the inspection.

         12.3 This Agreement may not be assigned by either party without the prior written consent of the other party, except that each party may assign this Agreement and its rights, obligations and interests hereunder, in whole or in part, to any purchaser of all or substantially all of its assets in the line of business to which this Agreement pertains, or to any successor corporation resulting from any merger or consolidation of such party with or into such corporation.

         12.4 Any notice required under this Agreement shall be delivered to the addresses below:

If to Genometrix:
         Genometrix Incorporated
         2700 Research Forest Drive
         The Woodlands, TX  77381

If to Customer:
         Proctor & Gamble Pharmaceuticals, Inc.
         8700 Mason-Montgomery Road
         Mason, OH 45040

         12.5 The United Nations Convention on Contracts for the International Sale of Goods does not apply to this Agreement.

         12.6 All waivers must be in writing; any waiver or failure to enforce any provision hereof on one occasion will not be deemed a waiver of any other provision or of such provision on any other occasion.

         12.7 If any provision hereof is unenforceable, the remaining provisions will nevertheless remain in full force and effect.

         12.8 This Agreement supersedes any prior or contemporaneous agreement or communication between the parties regarding such services and may be amended or supplemented only by a written document signed by both parties.



                                       9.

         IN WITNESS WHEREOF, the parties hereby execute this Agreement, which is deemed effective as of the Effective Date.


GENOMETRIX INCORPORATED                  CUSTOMER


By: Mitchell D. Eggers                   By: D.W. Axelrod, M.D., Ph.D.
    ------------------                       -------------------------


Title: Chief Executive Officer           Title: Director, Discovery Projects & Biological Sciences
       -----------------------                  --------------------------------------------------


                                      10.

                                    CONFIDENTIAL MATERIAL OMITTED AND FILED
                                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                    COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                    EXHIBIT A
                          PRICING AND DELIVERABLES FORM


Genometrix will provide the following products and services:

                                                                                                        ACCESS
               PRODUCT                            PARAMETERS/COMMITMENTS                                 TERMS
  GENOVISTA(TM) PROGRAM               Expression Program

     Vista Array(TM) Expression       -  Design, fabrication and validation of ExpressChip
     Array Services                      arrays for expression analysis of *** genes with              ********
                                         VistaArray Fabrication Services.

                                         - Complete processing and analysis of experimental            **** ***
                                           samples on custom VistaArray microarray using Target         ******
                                           Preparation Services for a minimum of *** samples

                                         - Installation and evaluation of VistaExpress (Beta)         ******** **
                                           module upon release.                                       **********


Access Terms:  ** ****** from effective date of Genomics Services Agreement.


ARRAY SERVICES USAGE FOR THE GENOVISTA PROGRAM:

-        Genometrix will:

         - Assign a Client Business Manager at Genometrix to work directly with Procter & Gamble to facilitate the GenoVista Program.

         - Design, fabricate, and validate custom arrays using standard VistaArray Fabrication Service procedures. A payment of ******** will be due upon design, fabrication and validation of initial batch of VistaArray microarrays as determined by standard Genometrix evaluation procedures. Fees for fabrication of requested quantities of VistaArray will be due upon completion of fabrication and standard QC validation.

         - Provide to Procter & Gamble data in predefined standard files and, when available, in the appropriate GenoVista module. Standard turn around for data from samples shipped according to specifications is ** ******* *****.

-        Procter & Gamble will:

         - Procter & Gamble will designate a main contact person for the pilot program. This individual will be authorized by Procter & Gamble to provide appropriate forecasts and approve new projects and services requested from Genometrix under the terms of the Agreement.

         - Provide sequence data for VistaArray design. Standard turn around for microarray design, fabrication, and validation is
                  ** ******** ****.

         - Supply experimental samples using Genometrix defined procedures (to be provided after initiation of the Genomic Services Agreement).

         - Provide an array usage forecast as described in the Genomics Services Agreement detailing design and quantities of each VistaArray required. The mutually determined schedule for delivery of services as identified in Section 3.1 of the Agreement will be based on the forecast.


                                      11.